NEWS

For Release: January 28, 2004

Contact:     Financial:  Joseph F. Morris
                         Senior Vice President, Chief Financial Officer
                          and Treasurer
                         (215) 443-3612

             Media:      David Kirk, APR
                         (610) 792-3329

Summary: Penn-America Group, Inc. (NYSE:PNG) reports record levels of total revenues, operating income and net income for 2003. For the fourth quarter of 2003, operating income increased 51.9 percent to a record level $4.5 million or $0.30 per share (basic and diluted).

Three Month Results

         HATBORO PA (January 28, 2004) -- Penn-America Group, Inc. (NYSE:PNG) today reported record operating income of $4.5 million or $0.30 per share (basic and diluted) for the fourth quarter of 2003, compared with operating income of $2.9 million or $0.24 per share (basic and diluted) for the fourth quarter of 2002. Net income for the fourth quarter of 2003 was $4.5 million or $0.31 per basic share and $0.30 per diluted share and included a net realized investment gain, after taxes, of $45,000. Net income for the fourth quarter of 2002 was $3.9 million or $0.32 per share (basic and diluted) and included a net realized investment gain, after taxes, of $1.0 million or $0.08 per share (basic and diluted).

         Gross written premiums increased 43.6 percent to $56.1 million in the fourth quarter of 2003, compared with $39.1 million for the same period in 2002. Net written premiums increased 42.2 percent to $47.1 million in the current quarter, compared with $33.1 million for the fourth quarter of 2002. The GAAP combined ratio for the fourth quarter of 2003 was 91.6, compared with 95.7 for the fourth quarter of 2002.


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Page 2/Penn-America Group, Inc. (NYSE: PNG) Fourth Quarter 2003 Results

         Commenting on the fourth quarter operating results, Jon S. Saltzman, president and CEO noted: "The results of the quarter and the year were outstanding and literally speak for themselves. While our performance does reflect a favorable insurance market in our sector, the people of Penn-America earned these results through their hard work and focus, in an environment that placed many demands on them. We're justifiably proud of the results but at the same time we're aware that we can always improve our performance. During 2004, we're committed to the efforts needed to continue producing the returns that all of us shareholders expect."

         Operating income, a non-GAAP financial measure, is calculated by subtracting net realized investment gain, after taxes, from net income. The company uses operating income, among other measures, to evaluate its performance because the realization of net realized investment gains or losses in a given period is largely discretionary as to timing and could distort the comparability of results.

2003 Results

         For the year ended December 31, 2003, the company reported operating income of $15.5 million or $1.05 per basic share and $1.04 per diluted share, compared with operating income of $9.6 million or $0.82 per basic share and $0.81 per diluted share for the year ended December 31, 2002. Net income for the year ended December 31, 2003 was $16.7 million or $1.14 per basic share and $1.12 per diluted share and included a net realized investment gain, after taxes, of $1.3 million or $0.09 per basic share and $0.08 per diluted share. Net income for the year ended December 31, 2002 was $10.5 million or $0.90 per basic share and $0.88 per diluted share and included a net realized investment gain, after taxes, of $0.8 million or $0.08 per basic share and $0.07 per diluted share.

         Gross written premiums increased 33.0 percent to $209.4 million for the year ended December 31, 2003, compared with $157.4 million in 2002. Net written premiums increased 31.0 percent to $176.5 million for the year ended December 31, 2003, compared with $134.7 million in 2002. The GAAP combined ratio for the year ended December 31, 2003 was 92.5 compared with 97.7 in 2002.

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Page 3/Penn-America Group, Inc. (NYSE: PNG) Fourth Quarter 2003 Results

Teleconference for Interested Parties

         Jon Saltzman and Joe Morris, senior vice president, CFO and treasurer will conduct a teleconference for interested parties today at 11:00 a.m. Eastern Time. To participate, telephone (800) 273-9885 a few minutes before 11:00 a.m. and request the Penn-America conference call. A digital recording of the teleconference will be available from 1:45 p.m. today through 11:59 p.m. Eastern Time, Wednesday, February 4, 2004. To hear the recording, telephone (800) 475-6701 at any time during that period and use access code 716340. This conference call also will be broadcast live at www.penn-america.com, supplied by CCBN. To listen to the Web Cast, your computer must have Windows Media Player installed. If you do not have Windows Media Player, go to www.penn-america.com prior to the call, where it can be downloaded for free. An online replay also will be available approximately one hour after the call.

         Penn-America Group, Inc. (NYSE:PNG) is a specialty commercial property and casualty insurance holding company that markets and underwrites general liability, commercial property and multi-peril insurance for small businesses in small towns and rural areas through a select network of wholesale general agents in the excess and surplus lines marketplace.














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Page 4/Penn-America Group, Inc. (NYSE: PNG)
Fourth Quarter 2003 Results

Forward-Looking Information Certain information included in this news release and other statements or materials published or to be published by the company are not historical facts but are forward-looking statements including, but not limited to, such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the company provides the following cautionary remarks regarding important factors which, among others, could cause the company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, results of the company's business, and the other matters referred to above include, but are not limited to: (1) risks inherent in establishing loss and loss adjustment expense reserves; (2) uncertainties relating to the financial ratings of the company's insurance subsidiaries; (3) uncertainties relating to government and regulatory policies;
(4)  uncertainties  arising from the cyclical nature of the company's  business;
(5) changes in the company's relationships with, and the capacity of, its general agents; and (6) the risk that the company's reinsurers may not be able to fulfill their obligations to the company. For additional disclosure regarding potential risk factors, refer to documents filed by the company with the Securities and Exchange Commission, including the company's 2002 10-K.

Note:  Tables follow.














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

PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except share data)

                                                       Three Months Ended                            Year Ended
                                             ----------------------------------------     ---------------------------------------
                                                 12/31/2003             12/31/2002            12/31/2003            12/31/2002
                                             ------------------     -----------------     -----------------     -----------------
Revenues:
     Premiums earned                           $        43,057       $        34,133       $       154,054       $       115,055
     Net investment income                               3,569                 2,961                13,303                11,757
     Net realized investment gain                           68                 1,446                 1,947                 1,273
                                             ------------------     -----------------     -----------------     -----------------
        Total revenues                                  46,694                38,540               169,304               128,085
                                             ------------------     -----------------     -----------------     -----------------

Losses and expenses:
     Losses and loss adjustment expenses                25,875                21,659                94,666                75,108
     Amortization of deferred
        policy acquisition costs                        10,911                 8,733                38,502                29,010
     Other underwriting expenses                         2,645                 2,272                 9,412                 8,304
     Corporate expenses                                    183                   156                   816                   618
     Interest expense                                      512                   108                 1,740                   213
                                             ------------------     -----------------     -----------------     -----------------
        Total losses and expenses                       40,126                32,928               145,136               113,253
                                             ------------------     -----------------     -----------------     -----------------

Income before income tax                                 6,568                 5,612                24,168                14,832
Income tax expense                                       2,051                 1,713                 7,443                 4,368
                                             ------------------     -----------------     -----------------     -----------------

Net income                                     $         4,517       $         3,899       $        16,725       $        10,464
                                             ==================     =================     =================     =================

Operating income                               $         4,472       $         2,945       $        15,459       $         9,624
Net realized investment gain,
     after taxes                                            45                   954                 1,266                   840
                                             ------------------     -----------------     -----------------     -----------------
Net income                                     $         4,517       $         3,899       $        16,725       $        10,464
                                             ==================     =================     =================     =================

Basic income per share:
Operating income                               $          0.30       $          0.24       $          1.05       $          0.82
Net realized investment gain,
     after taxes                                          0.01                  0.08                  0.09                  0.08
                                             ------------------     -----------------     -----------------     -----------------
        Net income                             $          0.31       $          0.32       $          1.14       $          0.90
                                             ==================     =================     =================     =================

Diluted income per share:
Operating income                               $          0.30       $          0.24       $          1.04       $          0.81
Net realized investment gain,
     after taxes                                             -                  0.08                  0.08                  0.07
                                             ------------------     -----------------     -----------------     -----------------
        Net income                             $          0.30       $          0.32       $          1.12       $          0.88
                                             ==================     =================     =================     =================

Cash dividend per share                        $       0.05375       $       0.03875       $         0.185       $       0.15458

Weighted average shares outstanding:
     Basic                                          14,735,337            12,056,340            14,670,507            11,689,405
     Diluted                                        14,983,869            12,226,167            14,908,976            11,879,087


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PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)


INSURANCE PERFORMANCE DATA
--------------------------

                                                  Three Months Ended                         Year Ended
                                          -----------------------------------    ------------------------------------
                                              12/31/2003         12/31/2002          12/31/2003          12/31/2002
                                          ----------------   ----------------    -----------------   ----------------
Gross written premiums                     $       56,108     $       39,063       $      209,442     $      157,433
Net written premiums                               47,063             33,086              176,450            134,662

GAAP ratios:
     Loss ratio                                      60.1               63.5                 61.4               65.3
     Expense ratio                                   31.5               32.2                 31.1               32.4
                                          ----------------   ----------------    -----------------   ----------------
     Combined ratio                                  91.6               95.7                 92.5               97.7

Statutory ratios:
     Loss ratio                                      60.1               63.5                 61.4               65.3
     Expense ratio                                   29.3               33.1                 29.6               30.8
                                          ----------------   ----------------    -----------------   ----------------
     Combined ratio                                  89.4               96.6                 91.0               96.1




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PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except share data)

SELECTED BALANCE SHEET DATA
---------------------------

                                                          December 31, 2003          December 31, 2002
                                                         -------------------       --------------------
Investments and cash:
     Fixed maturities:
        Available for sale                                  $       323,230            $       246,583
        Held to maturity                                                275                      1,963
     Equity securities                                               10,194                     18,625
     Cash and cash equivalents                                       11,976                      9,796
                                                         -------------------       --------------------
                                                            $       345,675            $       276,967
                                                         ===================       ====================


Reinsurance recoverable                                     $        32,996            $        27,843

Total assets                                                        438,874                    347,239

Unpaid losses and loss adjustment
    expenses                                                        169,882                    137,747

Unearned premiums                                                    92,205                     65,365

Total liabilities                                                   308,064                    230,644

Total stockholders' equity                                          130,810                    116,595

Total shares outstanding                                         14,743,698                 14,572,098

Book value per share                                        $          8.87            $          8.00

Statutory surplus                                           $       122,359            $       110,222


















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PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)

SUPPLEMENTARY DATA BY LINE OF BUSINESS
---------------------------------------

                                                     Year Ended December 31, 2003
                                                     ----------------------------
                                                 Net                  Net                Loss
                                               Written               Earned             and LAE
                                              Premiums              Premiums            Ratio
                                              --------              --------            -----
Core commercial lines of business:
Property 1                                  $     70,782         $     66,983                49.6
Casualty 2                                       105,688               87,071                68.4
                                            -------------        -------------        ------------
     Total core commercial                       176,470              154,054                60.2
Exited lines 3                                       (20)                   -                   *
                                            -------------        -------------        ------------
     Total                                  $    176,450         $    154,054                61.4
                                            =============        =============        ============


                                                     Year Ended December 31, 2002
                                                     ----------------------------
                                                 Net                  Net                Loss
                                               Written               Earned             and LAE
                                              Premiums              Premiums            Ratio
                                              --------              --------            -----

Core commercial lines of business:
Property 1                                  $     65,205         $     55,895                60.8
Casualty 2                                        69,426               59,120                69.4
                                            -------------        -------------        ------------
     Total core commercial                       134,631              115,015                65.2
Exited lines 3                                        31                   40                   *
                                            -------------        -------------        ------------
     Total                                  $    134,662         $    115,055                65.3
                                            =============        =============        ============




1    Property consists of special property and commercial multi-peril property lines of business.

2    Casualty  consists of other and product  liability and commercial  multi-peril  liability lines of business.

3    Exited lines consist of commercial and personal  automobile lines of business previously exited by the Company. *Not meaningful.



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PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)

SUPPLEMENTARY DATA BY LINE OF BUSINESS
--------------------------------------

                                                    Three Months Ended December 31, 2003
                                                    ------------------------------------
                                                  Net                   Net              Loss
                                                Written               Earned            and LAE
                                               Premiums              Premiums            Ratio
                                               --------              --------            -----
Core commercial lines of business:
Property 1                                  $      17,474         $      17,464             35.7
Casualty 2                                         29,589                25,593             76.7
                                            --------------        --------------       ----------
     Total core commercial                         47,063                43,057             60.1
Exited lines 3                                          -                     -                *
                                            --------------        --------------       ----------
     Total                                  $      47,063         $      43,057             60.1
                                            ==============        ==============       ==========


                                                    Three Months Ended December 31, 2002
                                                    ------------------------------------

                                                  Net                   Net              Loss
                                                Written               Earned            and LAE
                                               Premiums              Premiums            Ratio
                                               --------              --------            -----
Core commercial lines of business:
Property 1                                  $      16,916         $      16,965             53.9
Casualty 2                                         16,172                17,154             72.8
                                            --------------        --------------       ----------
     Total core commercial                         33,088                34,119             63.4
Exited lines 3                                         (2)                   14                *
                                            --------------        --------------       ----------
     Total                                  $      33,086         $      34,133             63.5
                                            ==============        ==============       ==========




1    Property consists of special property and commercial multi-peril property lines of business.

2    Casualty  consists of other and product  liability and commercial  multi-peril  liability lines of business.

3    Exited lines consist of commercial and personal  automobile lines of business previously exited by the Company. *Not meaningful.






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